Regency Energy Partners LP

Fourth-Quarter and Full-Year 2012 Earnings Release

February 21, 2013







Forward-Looking Statements and Other Disclaimers

This presentation includes "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include: volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for Regency Energy Partners LP (Partnership) as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks, and uncertainties are discussed in more detail in filings made by the Partnership with the Securities and Exchange Commission, which are available to the public. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We also use non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to our GAAP financial statements are included in the Appendix. These non-GAAP measures should not be considered as a substitute for GAAP financial measures.

2012 Performance

- Comparing full-year 2012 to full-year 2011, adjusted EBITDA increased to $480 million from $422 million, driven by volume growth in the gathering and processing segment and a full-year contribution from the Lone Star Joint Venture in 2012[1]



Adjusted EBITDA[2]
$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$92
$103
$112
$115
$134
$115
$114
$116
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

1 The Lone Star Joint Venture was acquired in May 2011

2 Includes our proportionate share of each joint venture's adjusted EBITDA

Gathering and Processing Segment

- Throughput increased 20% from 2011 to 2012, primarily driven by volume growth in south and west Texas and north Louisiana



Adjusted Segment Margin
($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$52
$53
$65
$64
$70
$65
$68
$71
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012



Throughput and NGL Gross Production
Throughput MMBtu/d (000's)
1,600
1,400
1,200
1,000
800
600
400
200
0
1,006
1,063
1,293
1,350
1,387
1,380
1,461
1,504
28
28
35
36
38
37
36
40
60
50
40
30
20
10
0
NGL Gross Production (Bbls/d (000's)
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Gathering & Processing Throughput
NGL Gross Production

Natural Gas Transportation[1]



Natural Gas Transportation Segment Adjusted EBITDA[2]
$ in millions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$44
$45
$42
$43
$42
$43
$41
$41
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Haynesville JV
MEP JV[3]

1 During the fourth quarter of 2012, Regency realigned the composition of it's segments and updated the segment names to reflect the realignment. Accordingly, Regency has restated segment information for earlier periods to reflect this new segment alignment

2 Includes Regency's proportionate ownership share of adjusted EBITDA

3 Regency increased its ownership interest in MEP by 0.01% to 50% during the third quarter of 2011

NGL Services[1]

- Adjusted EBITDA increased from $38 million for May through December 2011 to $59 million for full-year 2012[2]



NGL Services Adjusted EBITDA[3]
$ in millions
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$11
$13
$14
$15
$16
$13
$15
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012



West Texas Pipeline Throughput
Throughput (Bbls/d)
140,000
135,000
130,000
125,000
120,000
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012



NGL Fractionation Throughput
Throughput (Bbls/d)
25,000
20,000
15,000
10,000
5,000
0
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012

1 During the fourth quarter of 2012, Regency realigned the composition of it's segments and updated the segment names to reflect the realignment. Accordingly, Regency has restated segment information for earlier periods to reflect this new segment alignment

2 Lone Star was acquired in May of 2011

3 Includes Regency's proportionate ownership share of adjusted EBITDA

Contract Services Segment[1]

- From 2011 to 2012, adjusted segment margin grew from $185 million to $189 million and revenue generating horsepower grew 9% due to additional horsepower placed into service in south Texas



Adjusted Segment Margin
Segment Margin ($ in millions)
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$49
$45
$45
$47
$47
$45
$48
$50
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012



Revenue Generating Horsepower
(in thousands)
1,000
900
800
700
600
500
400
300
200
100
0
86
53
67
69
82
86
88
96
762
758
769
777
761
739
785
823
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
External
Intercompany

1 During the fourth quarter of 2012, Regency realigned the composition of it's segments and updated the segment names to reflect the realignment. Accordingly, Regency has restated segment information for earlier periods to reflect this new segment alignment

Liquidity Position

- In October, issued $700 million of senior notes due in 2023 at 5.50% and used proceeds to repay nearly all of the outstanding revolver balance

Capitalization			
($ in millions)	**12/31/2011**	**9/30/2012**	**12/31/12**
Cash	$1	$36	$53
Long-Term Debt			
Revolving Credit Facility	$332	$695	$192
Senior Notes Due 2016	255	165	165
Senior Notes Due 2018	600	600	600
Senior Notes Due 2021	500	500	500
Senior Notes Due 2023	-	-	700
Total Long-Term Debt	**$1,687**	**$1,960**	**$2,157**
Series A Preferred Units	$71	$73	$73
Partners' Capital[1]	$3,498	$3,628	$3,533
Noncontrolling Interest	33	58	77
Total Capitalization	**$5,289**	**$5,719**	**$5,840**

As of year-end, we had nearly $1 billion liquidity available

1 Includes common units, general partner interest and accumulated other comprehensive income (loss)

Maintain Stable Cash Flows: Business Mix

Adjusted Total Segment Margin



2009
2%
27%
71%
2010
3%
21%
76%
2011
6%
11%
83%
2012
9%
9%
82%
2013E
7%
7%
86%
Fee-based
Hedged Commodity
Un-hedged Commodity

Q&A



Appendix



Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes – 2013 Estimate

Change in WTI Price ($/Bbl)

Change in Natural Gas Price ($/MMbtu)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (5.5)M	$ (1.8)M	$ 1.9M
Flat	$ (3.7)M	$ 0	$3.7M
Increase $1.00	$ (1.9)M	$1.8M	$ 5.5M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $3.7 million change in Regency's forecasted 2013 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1.8 million change in Regency's forecasted 2013 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $1.5 million change in 2013 DCF

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]				
	2013		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane[2]	1,000		-	-
Propane	217	$0.97	-	-
Normal Butane	395	$1.63	125	$1.54
Natural Gasoline	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	907	$99.49	426	$96.23
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	13,000	$3.74	7,000	$4.14

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

1 As of December 31, 2012

2 3,000 MMbtu/d of natural gas swap volume have been internally allocated to ethane, creating a synthetic put of approximately 1,000 Bbls/d

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended			
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
	($ in thousands)			
Net income (loss)	$ (8,949)	$ (1,454)	$ 29,327	$ 28,900
Add:				
Interest expense, net	36,314	28,567	27,934	29,557
Depreciation and amortization	58,992	45,881	45,132	51,506
Income tax expense (benefit)	739	-	38	51
EBITDA (1)	**$ 87,096**	**$ 72,994**	**$ 102,431**	**$ 110,014**
Add (deduct):				
Non-cash (gain) loss from commodity and embedded derivatives	(2,177)	7,327	(21,862)	(2,115)
Unit-based compensation expenses	1,315	1,176	1,005	1,289
Loss (gain) on asset sales, net	1,303	(42)	1,548	36
Income from unconsolidated affiliates	(27,139)	(21,055)	(34,185)	(31,958)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	56,911	54,201	59,163	57,218
Loss on debt refinancing, net	-	-	7,820	-
Other income, net	(886)	(379)	(649)	(434)
Adjusted EBITDA	**$ 116,423**	**$ 114,222**	**$ 115,271**	**$ 134,050**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 14,483	$ 6,520	$ 26,222	$ 22,622
Add (deduct):				
Depreciation and amortization	9,114	9,152	9,108	9,094
Interest expense, net	427	457	460	480
Loss on sale of asset, net	425	1,285	-	-
Impairment of property, plant and equipment	7,637	14,114	-	-
Other expense, net	-	-	-	-
Adjusted EBITDA	$ 32,086	$ 31,528	$ 35,790	$ 32,196
Ownership interest	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 16,040	$ 15,761	$ 17,891	$ 16,095

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 20,660	$ 20,735	$ 20,377	$ 21,494
Add:				
Depreciation and amortization	17,357	17,354	17,357	17,364
Interest expense, net	12,837	12,812	12,899	12,894
Adjusted EBITDA	$ 50,854	$ 50,901	$ 50,633	$ 51,752
Ownership interest	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 25,427	$ 25,450	$ 25,317	$ 25,876

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 37,460	$ 30,611	$ 41,220	$ 37,881
Add (deduct):				
Depreciation and amortization	13,787	12,832	12,635	12,270
Other (income) expense, net	270	36	(673)	673
Adjusted EBITDA	$ 51,517	$ 43,479	$ 53,182	$ 50,824
Ownership interest	30%	30%	30%	30%
Partnership's interest in Adjusted EBITDA	$ 15,455	$ 13,045	$ 15,954	$ 15,247

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net loss	$ (623)	$ (880)	$ (51)	$ -
Add (deduct):				
Depreciation and amortization	615	713	55	-
Other income, net	(23)	-	-	-
Adjusted EBITDA	$ (31)	$ (167)	$ 4	$ -
Ownership interest	33%	33%	33%	33%
Partnership's interest in Adjusted EBITDA	$ (11)	$ (55)	$ 1	$ -

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended			
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	($ in thousands)			
Net income	$ 13,628	$ 30,849	$ 14,837	$ 14,306
Add (deduct):				
Interest expense, net	28,926	28,852	24,689	20,007
Depreciation and amortization	45,989	41,956	40,503	40,236
Income tax expense (benefit)	484	(89)	102	(32)
EBITDA (1)	**$ 89,027**	**$ 101,568**	**$ 80,131**	**$ 74,516**
Add (deduct):				
Non-cash loss (gain) from commodity and embedded derivatives	2,230	(15,066)	(803)	(4,290)
Unit-based compensation expenses	923	891	875	921
(Gain) loss on asset sales, net	(2,422)	(131)	153	28
Income from unconsolidated affiliates	(32,619)	(30,946)	(32,167)	(23,808)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)	57,572	56,128	55,413	44,459
Loss on debt refinancing, net	-	-	-	-
Other expense (income), net	189	(178)	(146)	(89)
Adjusted EBITDA	**$ 114,900**	**$ 112,276**	**$ 103,456**	**$ 91,737**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income	$ 24,483	$ 24,282	$ 30,265	$ 30,156
Add (deduct):				
Depreciation and amortization	9,084	9,100	8,664	8,082
Interest expense, net	463	395	251	136
(Gain) loss on assets sales, net	-	-	-	-
Impairment of property, plant and equipment	-	-	-	-
Other expense, net	-	5	-	11
Adjusted EBITDA	$ 34,030	$ 33,782	$ 39,180	$ 38,385
Ownership interest	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 17,012	$ 16,885	$ 19,586	$ 19,189

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income	$ 22,655	$ 21,998	$ 20,276	$ 20,410
Add:				
Depreciation and amortization	17,362	17,401	17,398	17,377
Interest expense, net	12,892	12,855	12,913	12,855
Adjusted EBITDA	$ 52,909	$ 52,254	$ 50,587	$ 50,642
Ownership interest	50%	50%	49.90%	49.90%
Partnership's interest in Adjusted EBITDA	$ 26,455	$ 26,091	$ 25,243	$ 25,270

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income	$ 35,049	$ 30,952	$ 27,958	N/A
Add (deduct):				
Depreciation and amortization	12,205	12,904	7,139	N/A
Other (income) expense, net	(237)	(16)	185	N/A
Adjusted EBITDA	$ 47,017	$ 43,840	$ 35,282	N/A
Ownership interest	30%	30%	30%	N/A
Partnership's interest in Adjusted EBITDA	$ 14,105	$ 13,152	$ 10,584	N/A

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
	($ in thousands)			
Net income	$ (8,949)	$ (1,454)	$ 29,327	$ 28,900
Add (deduct):				
Operation and maintenance	44,652	41,275	38,992	40,981
General and administrative	15,839	14,935	16,476	15,695
Loss (gain) on asset sales, net	1,303	(42)	1,548	36
Depreciation and amortization	58,992	45,881	45,132	51,506
Income from unconsolidated affiliates	(27,139)	(21,055)	(34,185)	(31,958)
Interest expense, net	36,314	28,567	27,934	29,557
Loss on debt refinancing, net	-	-	7,820	-
Other income and deductions, net	(3,961)	(1,106)	(7,921)	(16,522)
Income tax expense (benefit)	739	-	38	51
Discontinued operations	-	-	-	-
Total Segment Margin	**117,790**	**107,001**	**125,161**	**118,246**
Non-cash (gain) loss from commodity derivatives	1,868	8,877	(13,953)	(1,619)
Adjusted Total Segment Margin	**$ 119,658**	**$ 115,878**	**$ 111,208**	**$ 116,627**
Gathering and Processing Segment Margin	**$ 68,830**	**$ 59,317**	**$ 79,350**	**$ 71,245**
Non-cash (gain) loss from commodity derivatives	1,868	8,877	(13,953)	(1,619)
Adjusted Gathering and Processing Segment Margin	**70,698**	**68,194**	**65,397**	**69,626**
Natural Gas Transportation Segment Margin	**301**	**435**	**463**	**538**
Contract Services Segment Margin	**49,812**	**47,505**	**45,253**	**46,865**
Corporate Segment Margin	**5,100**	**5,100**	**5,100**	**4,200**
Inter-segment Eliminations	**(6,253)**	**(5,356)**	**(5,005)**	**(4,602)**
Adjusted Total Segment Margin	**$ 119,658**	**$ 115,878**	**$ 111,208**	**$ 116,627**

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	($ in thousands)			
Net income	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add (deduct):				
Operation and maintenance	42,025	37,950	33,996	33,672
General and administrative	13,510	17,350	17,551	18,997
Loss (gain) on asset sales, net	(2,422)	(131)	153	28
Depreciation and amortization	45,989	41,956	40,503	40,236
Income from unconsolidated affiliates	(32,619)	(30,946)	(32,167)	(23,808)
Interest expense, net	28,926	28,852	24,689	20,007
Loss on debt refinancing, net	-	-	-	-
Other income and deductions, net	2,796	(15,050)	(2,641)	(2,414)
Income tax expense (benefit)	484	(89)	102	(32)
Discontinued operations	-	-	-	-
Total Segment Margin	**112,317**	**110,741**	**97,023**	**100,991**
Non-cash (gain) loss from commodity derivatives	(551)	174	2,147	(1,715)
Adjusted Total Segment Margin	**$ 111,766**	**$ 110,915**	**$ 99,170**	**$ 99,276**
Gathering and Processing Segment Margin	**$ 64,355**	**$ 64,624**	**$ 50,427**	**$ 53,740**
Non-cash (gain) loss from commodity derivatives	(551)	174	2,147	(1,715)
Adjusted Gathering and Processing Segment Margin	**63,804**	**64,798**	**52,574**	**52,025**
Natural Gas Transportation Segment Margin	**597**	**659**	**630**	**915**
Contract Services Segment Margin	**47,067**	**44,599**	**44,674**	**48,689**
Corporate Segment Margin	**4,200**	**4,200**	**4,200**	**4,200**
Inter-segment Eliminations	**(3,902)**	**(3,341)**	**(2,908)**	**(6,553)**
Adjusted Total Segment Margin	**$ 111,766**	**$ 110,915**	**$ 99,170**	**$ 99,276**